Freight Tax and Other Tax Expenses	12 Months Ended
Dec. 31, 2018
Other Liabilities Disclosure [Abstract]
Freight Tax and Other Tax Expenses
Freight Tax and Other Tax Expenses
The following is a roll-forward of the Company’s freight tax liabilities which are recorded in its consolidated balance sheets in other long-term liabilities, from January 1, 2017 to December 31, 2018:

	Year Ended December 31,
	2018 $	2017 $
Balance of unrecognized tax benefits as at January 1	26,054	12,882
Increases related to the TIL merger (note 23)	—	8,528
Increases for positions related to the current year	5,399	1,910
Changes for positions taken in prior years	1,701	3,641
Decreases related to statute of limitations	(1,095)	(907)
Balance of unrecognized tax benefits as at December 31	32,059	26,054

The Company does not presently anticipate its uncertain tax positions will significantly increase or decrease in the next 12 months; however, actual developments could differ from those currently expected. The tax years 2013 through 2018 remain open to examination by some of the major jurisdictions in which the Company is subject to tax.

The Company recognizes freight tax expenses in its consolidated statements of (loss) income. Interest and penalties on freight tax expenses are included in the roll-forward schedule above and are approximately $5.4 million and $4.2 million, for the years ended December 31, 2018 and 2017, respectively. Net foreign exchange gains on freight tax expenses are also included in the roll-forward schedule above and are approximately a reduction of $3.3 million and $0.1 million for the years ended December 31, 2018 and 2017, respectively.